DECEMBER 15, 2017

SUMMARY PROSPECTUS

BlackRock Advantage U.S. Total Market Fund, Inc.  |  Investor, Institutional and Class R Shares

Investor A: MDSPX • Investor B: MBSPX • Investor C: MCSPX • Institutional: MASPX • Class R: MRSPX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated December 15, 2017, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Effective on or about the close of business on December 27, 2017, all of the issued and outstanding Investor B Shares of the BlackRock Advantage U.S. Total Market Fund, Inc. will be converted into Investor A Shares of the Fund.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock Advantage U.S. Total Market Fund, Inc.

Investment Objective

The investment objective of the BlackRock Advantage U.S. Total Market Fund, Inc. (formerly known as BlackRock Value Opportunities Fund, Inc.) (the “Fund”) is to seek long-term capital appreciation.

The Fund is a “feeder” fund that invests all of its assets in a “master” portfolio, Master Advantage U.S. Total Market LLC (the “Master LLC”), that has the same investment objective and strategies as the Fund. All investments will be made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master LLC. For simplicity, this prospectus uses the term “Fund” to include the Master LLC.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 21 and A-1, respectively, of the Fund’s prospectus and in the “Purchase of Shares” section on page II-76 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	4.50% [2]	1.00% [3]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[4]	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[4,5]	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses[6]	0.49%	0.88%	0.57%	0.44%	0.55%
Administration Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Miscellaneous Other Expenses[6]	0.24%	0.63%	0.32%	0.19%	0.30%
Total Annual Fund Operating Expenses[7]	1.24%	2.38%	2.07%	0.94%	1.55%
Fee Waivers and/or Expense Reimbursements[5,8]	(0.51)%	(0.90)%	(0.59)%	(0.46)%	(0.57)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[5,8]	0.73%	1.48%	1.48%	0.48%	0.98%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.
[4]

The fees and expenses shown in the table and the examples that follow include both the expenses of the Fund and the Fund’s share of the Master LLC’s allocated expenses. The Fund’s Management Fees are paid by the Master LLC.

[5]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 36, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Master LLC’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through July 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master LLC by a vote of a majority of the outstanding voting securities of the Master LLC.

[6]	Miscellaneous Other Expenses have been restated to reflect current fees.
[7]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Miscellaneous Other Expenses to reflect current fees.

[8]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 36, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.73% (for Investor A Shares), 1.48% (for Investor B Shares and Investor C Shares), 0.48% (for Institutional Shares) and 0.98% (for Class R Shares) of average daily net assets through July 31, 2019. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$596	$850	$1,124	$1,904
Investor B Shares	$601	$1,006	$1,389	$2,361
Investor C Shares	$251	$592	$1,059	$2,353
Institutional Shares	$49	$254	$475	$1,113
Class R Shares	$100	$434	$791	$1,797

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$151	$656	$1,189	$2,361
Investor C Shares	$151	$592	$1,059	$2,353

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 3000® Index. The Russell 3000® Index is a capitalization-weighted index of equity securities from a broad range of industries chosen for market size, liquidity and industry group representation. The Fund may invest in issuers of any market capitalization. The equity securities in which the Fund invests primarily consist of common stock, but may also include preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The Fund may use derivatives, including options, futures, swaps, forward contracts and contracts for difference, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Russell 3000® Index.

The Fund may engage in active and frequent trading of portfolio securities to seek to achieve its primary investment strategies.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

∎

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by prudential regulators that will begin to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

∎

Investment Style Risk — Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

∎

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

∎

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

∎

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎

“New Issues” Risk — “New Issues” are IPOs of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

∎

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

∎

Small and Mid-Capitalization Company Risk — Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s total returns prior to December 15, 2017 as reflected in the bar chart and the table are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.” The table compares the Fund’s performance to that of the S&P SmallCap 600® Value Index and the Russell 3000® Index. Effective as of December 15, 2017, the Russell 3000® Index replaced the S&P SmallCap 600® Value Index as the performance benchmark against which the Fund measures its performance. Fund management believes that the Russell 3000® Index is more relevant to the Fund’s new investment objective and investment strategies. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS1

BlackRock Advantage U.S. Total Market Fund, Inc.

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 21.73% (quarter ended June 30, 2009) and the lowest return for a quarter was –32.01% (quarter ended December 31, 2008). The year-to-date return as of September 30, 2017 was 5.85%.

As of 12/31/16 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
BlackRock Advantage U.S. Total Market Fund, Inc. — Investor A Shares
Return Before Taxes	16.93%	12.94%	5.42%
Return After Taxes on Distributions	16.00%	12.50%	4.84%
Return After Taxes on Distributions and Sale of Fund Shares	10.36%	10.25%	4.19%
BlackRock Advantage U.S. Total Market Fund, Inc. — Investor B Shares
Return Before Taxes	17.51%	12.74%	5.17%
BlackRock Advantage U.S. Total Market Fund, Inc. — Investor C Shares
Return Before Taxes	21.38%	13.18%	5.02%
BlackRock Advantage U.S. Total Market Fund, Inc. — Institutional Shares
Return Before Taxes	23.73%	14.44%	6.26%
BlackRock Advantage U.S. Total Market Fund, Inc. — Class R Shares
Return Before Taxes	23.07%	13.81%	5.62%
Russell 3000® Index	12.74%	14.67%	7.07%
S&P SmallCap 600® Value Index (Reflects no deduction for fees, expenses or taxes)	31.32%	16.88%	8.18%
[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal year ended March 31, 2010 in settlement of litigation.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Raffaele Savi	2017	Managing Director of BlackRock, Inc.
Travis Cooke, CFA	2017	Managing Director of BlackRock, Inc.
Richard Mathieson	2017	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares
Minimum Initial Investment

$1,000 for all accounts except:

•   $50, if establishing an Automatic Investment Plan.

•   There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).

•   There is no investment minimum for certain fee-based programs.

Available only through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

There is no minimum initial investment for:

•   Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$100 for all accounts.
Investors of Financial Intermediaries that: (i) charge such investors a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares
Minimum Initial Investment (continued)

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	N/A	No subsequent minimum.	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-2809 © BlackRock Advisors, LLC SPRO-AUSTM-1217